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                                                                      Exhibit 21

CORPORATE DIRECTORY Our consolidated subsidiaries and affiliated companies as of June 30, 2003 are:

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
Consolidated Subsidiaries of Kennametal Inc.
Kennametal Australia Pty. Ltd.                                                Australia
Kennametal Foreign Sales Corporation                                          Barbados
Kennametal Ltd.                                                               Canada
Kennametal (Canada) Ltd.                                                      Canada
Kennametal (Shanghai) Ltd.                                                    China
Kennametal (Thailand) Co., Ltd.                                               Thailand
Kennametal (Xuzhou) Company Ltd.                                              China
Kennametal Hardpoint Inc.                                                     Delaware, US
Kennametal Japan Ltd.                                                         Japan
Kennametal (Malaysia) Sdn. Bhd.                                               Malaysia
Kennametal de Mexico, S.A. de C.V.                                            Mexico
Kennametal SP. Z.o.o                                                          Poland
Kennametal (Singapore) Pte. Ltd.                                              Singapore
Kennametal South Africa (Proprietary) Ltd.                                    South Africa
Kennametal Korea Ltd.                                                         Korea
Kennametal Holding Cayman Islands Limited                                     Cayman Islands
Kennametal Financing I                                                        Delaware, US
Kennametal Financing II Corp.                                                 California, US
Kennametal Holdings Europe Inc.                                               Delaware, US
Adaptive Technologies Corp.                                                   Michigan, US
Circle Machine Company                                                        California, US
Greenfield Industries, Inc.                                                   Delaware, US

Consolidated Subsidiaries of Kennametal Financing II Corp.
Kennametal PC Inc.                                                            California, US
Kennametal TC Inc.                                                            California, US
Kennametal Receivables Corporation                                            Delaware, US

Consolidated Subsidiaries of Kennametal Holdings Europe Inc.
JLK Direct Distribution Inc.                                                  Pennsylvania, US
Kennametal Widia Holdings Inc.                                                Delaware, US

Consolidated Subsidiaries of Kennametal Widia Holdings Inc.
Kennametal Europe Holdings GmbH                                               Germany
Kennametal Widia Beteiligungs GmbH                                            Germany
Kennametal Widia Holdings GmbH                                                Germany
Widia GmbH                                                                    Germany
V & S Werkzeuge GmbH                                                          Germany

Consolidated Subsidiaries of Kennametal Hardpoint Inc.
Kennametal Hardpoint H.K. Ltd.                                                Hong Kong
Kennametal Hardpoint (Taiwan) Inc.                                            Taiwan

Consolidated Subsidiaries of Widia GmbH
Meturit AG                                                                    Switzerland

Consolidated Subsidiary of Meturit AG
Widia (India) Limited                                                         India

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
Consolidated Subsidiaries of Kennametal Holdings Cayman Islands Limited
Kennametal Argentina S.A.                                                     Argentina
Kennametal do Brasil Ltda.                                                    Brazil
Kennametal Chile Ltda.                                                        Chile

Consolidated Subsidiaries of Kennametal Europe Holdings GmbH
Cirbo Limited England                                                         England
Kennametal Hertel Europe Holding GmbH                                         Germany

Consolidated Subsidiaries of JLK Direct Distribution Inc.
J&L America, Inc.                                                             Michigan, US
Full Service Supply Inc.                                                      Pennsylvania, US

Consolidated Subsidiary of Full Service Supply Inc.
Full Service Supply Ltd.                                                      Canada

Consolidated Subsidiaries of Kennametal Hertel Europe Holding GmbH
Kennametal Hertel AG                                                          Germany
Kemmer Hartmetallwerkzeuge GmbH                                               Germany
Kennametal Hungaria Kft.                                                      Hungary

Consolidated Subsidiaries of Kemmer Hartmetallwerkeeuge GmbH
Kemmer Prazisian GmbH                                                         Germany
Kemmer Cirbo S.r.l. Italy                                                     Italy

Consolidated Subsidiaries of Kennametal Hertel AG
Kennametal Belgium S.A.                                                       Belgium
Kennametal UK Limited                                                         England
Kennametal France S.A.S.                                                      France
Kennametal Beteiligungs GmbH                                                  Germany
Kennametal Europe GmbH                                                        Germany
Kennametal Deutschland GmbH                                                   Germany
Kennametal Hertel International GmbH                                          Germany
Kennametal GmbH & Co. K.G.                                                    Germany
Kennametal Hertel Korea GmbH                                                  Germany
Rubig G.m.b.H. & Co. K.G.                                                     Germany
Kennametal Italia S.p.A.                                                      Italy
Kennametal Nederland B.V.                                                     Netherlands
Nederland Hardmetal Fabrieken B.V.                                            Netherlands
Kennametal Kecisi Takimlar Sanayi ve Ticaret A.S.                             Turkey
Kennametal Hertel International GmbH                                          Germany
Kennametal Hertel Iberica S.L.                                                Spain
Kennametal Osterreich GmbH                                                    Austria

Consolidated Subsidiaries of Kennametal Osterreich GmbH
Kennametal Polska Sp. Z.o.o.                                                  Poland
Kennametal Kft.                                                               Hungary

Consolidated Subsidiary of Kennametal UK Limited
Widia UK Ltd.                                                                 England

Consolidated Subsidiaries of Kennametal Nederland B.V.
Widia Nederland B.B.                                                          Netherlands
Kennametal Engineered Products B.V.                                           Netherlands

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
Consolidated Subsidiary of Kennametal Hertel Iberica S.L.
Kenci S.A.                                                                    Spain

Consolidated Subsidiary of Kennametal Italia S.p.A.
Kennametal Hertel Italia S.r.l.                                               Italy

Consolidated Subsidiary of Kennametal Hertel Italia S.r.L.
Widia Italia S.r.l.                                                           Italy

Consolidated Subsidiaries of J&L America, Inc.
J&L Industrial Supply Ltd.                                                    Canada
J&L Industrial Supply UK (branch)                                             England

Consolidated Subsidiaries of Greenfield Industries, Inc.
Greenfield Industries Canada Incorporated                                     Canada
Hanita Metal Works, Ltd.                                                      Israel
Cleveland Twist Drill de Mexico, S.A. de C.V.                                 Mexico
Carbidie Asia Pacific Pte. Ltd.                                               Singapore
Kemmer International, Inc.                                                    Delaware, US
Rogers Tool Works Inc.                                                        Delaware, US
South Deerfield Industrial, Inc.                                              Massachusetts, US
Hanita Cutting Tools, Inc.                                                    New Jersey, US
Hanita Metal Works GmbH (Germany)                                             Germany

Consolidated Subsidiaries of Rogers Tool Works Inc.
TCM Europe, Inc.                                                              Delaware, US
RTW Limited (England)                                                         England
Kennametal Hungary Finance Services kft.                                      Hungary
Kennametal Hungary Holdings Inc.                                              Delaware, US

Consolidated Subsidiary of Cleveland Twist Drill de Mexico, S.A. de C.V.
Herramientas Cleveland, S.A. de C.V.                                          Mexico

Consolidated Subsidiary of Herramientas Cleveland, S.A. de C.V.
Greenfield Tools de Mexico, S.A. de C.V.                                      Mexico

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